UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
 ____________________________________________________________________________

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Exicure, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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________________________________
Exicure, Inc.
2430 N. Halsted Street
Chicago, Illinois 60614

NOTICE OF COMBINED 2024 AND 2023 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 28, 2024
________________________________
To the stockholders of Exicure, Inc.:
NOTICE IS HEREBY GIVEN that the combined 2024 and 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Exicure, Inc., a Delaware corporation (the “Company”), will be held virtually and exclusively online via a live audio-only webcast on Friday, June 28, 2024, at 9:00 a.m., Central Time. Since the Company did not hold a 2023 Annual Meeting of Stockholders, the Annual Meeting will act as a combined meeting for 2024 and 2023. The Annual Meeting is being held for the following purposes:
1.To elect the two (2) nominees for Class III directors named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified and the two (2) nominees for Class I directors named in the Proxy Statement to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.To ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To approve, on an advisory basis, executive compensation;
4.To vote on an advisory proposal on the frequency of the advisory approval of executive compensation; and
5.To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
You will be able to attend the Annual Meeting online, submit your questions during the Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/XCUR2024. Because the Annual Meeting is being conducted electronically, you will not be able to attend the Annual Meeting in person.
The record date for the Annual Meeting is May 15, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournments or postponements thereof. To participate in and vote at the Annual Meeting, stockholders will need the unique 16-digit control number (printed in the box marked by the arrow) on their proxy card. A list of stockholders as of the record date will be accessible electronically during the Annual Meeting at www.virtualshareholdermeeting.com/XCUR2024 when you enter your 16-digit control number.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2024:
This Notice, the Proxy Statement and our 2023 Annual Report to Stockholders are available at www.virtualshareholdermeeting.com/XCUR2024.

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or by completing and returning the proxy card mailed to you. Voting instructions are provided in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

By Order of the Board of Directors,

_/s/_Paul Kang__________________
Paul Kang
Chief Executive Officer and President

Chicago, Illinois
June 11, 2024

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PROXY STATEMENT
FOR THE COMBINED 2024 AND 2023 ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2024
________________________________

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Why am I receiving these materials?
We are providing you with these proxy materials because the Board of Directors (the “Board of Directors” or “Board”) of Exicure, Inc. (“Exicure,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the combined 2024 and 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. The Annual Meeting will be held on Friday, June 28, 2024, at 9:00 a.m., Central Time virtually and exclusively online via live audio-only webcast at www.virtualshareholdermeeting.com/XCUR2024. Since the Company did not hold a 2023 Annual Meeting of Stockholders, the Annual Meeting will act as a combined meeting for 2024 and 2023. These proxy materials are first being distributed or otherwise sent to stockholders on or about June 11, 2024.
Why are you holding a virtual Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management. Just as we did during our in-person meetings in the past, during the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.
How do I attend the Annual Meeting?
The Annual Meeting is being held in a virtual-only format this year; you cannot attend the Annual Meeting physically. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Annual Meeting will be held on Friday, June 28, 2024, at 9:00 a.m., Central Time in a virtual meeting format only, live via the Internet at www.virtualshareholdermeeting.com/XCUR2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m. Central Time, and you should allow ample time for the check-in procedures. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
In order to enter the Annual Meeting virtually, you will need the unique 16-digit control number, which is included on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”
What if I have technical difficulties during the check-in time or during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Annual Meeting. Please be sure to check in at 8:30 a.m. Central Time on June 28, 2024, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast for the Annual Meeting begins.
The platform we are using for the live audio webcast for the Annual Meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the Annual Meeting.
What if I cannot virtually attend the Annual Meeting?
You may vote your shares electronically before the meeting by Internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the Annual Meeting.
What am I being asked to vote on?
There are four proposals scheduled for a vote:
1.To elect the two (2) nominees for Class III directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified and the two (2) nominees for Class I directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Director Election Proposal”);
2.To ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);
3.To approve, on an advisory basis, executive compensation (the “Say-on-Pay Proposal”);
4.To vote on an advisory proposal on the frequency of the advisory approval of executive compensation (the “Say-on-Pay Frequency Proposal”); and
5.To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
What is our voting recommendation?
Our Board of Directors recommends that you vote your shares:
•“FOR” the election of each of the named Class III nominees and each of the named Class I nominees on the Director Election Proposal;
•“FOR” the Auditor Ratification Proposal;
•“FOR” the Say-on-Pay Proposal; and
•for “EVERY ONE YEAR” on the Say-on-Pay Frequency Proposal.
Will other matters be voted on at the Annual Meeting?
Our Board of Directors knows of no matters to be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 15, 2024 will be entitled to vote at the Annual Meeting. On this record date, there were 8,651,006 shares of common stock outstanding that will be entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on May 15, 2024, your shares are registered directly in your name with our transfer agent, Equiniti, LLC (FKA American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote electronically over the Internet during the Annual Meeting or vote by proxy. Even if you plan to attend the virtual Annual Meeting, we urge you to submit your proxy in advance on the Internet, by phone or by proxy by mail, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on May 15, 2024, your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials and a voting instruction form are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the Director Election Proposal, the Say-on-Pay Proposal or the Say-on-Pay Frequency Proposal unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. Although we believe that the Auditor Ratification Proposal would normally be considered a routine proposal on which brokerage firms, banks or other agents would typically be able to exercise discretionary voting without your voting instructions as discussed below, due to the short period of time between the distribution of these proxy materials and the Annual Meeting date, they may not be able to do so in this case. Therefore, if you wish to have your vote recorded, it is important that you provide your voting instructions on all proposals.
You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically over the Internet at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
How do I vote?
On the Director Election Proposal, you may either vote “FOR” all the nominees, or you may “WITHHOLD” your vote for all the nominees or for any nominee you specify. On the Auditor Ratification Proposal and the Say-on-Pay Proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. On Say-on-Pay Frequency Proposal, you may vote for “EVERY ONE YEAR”, “EVERY TWO YEARS”, “EVERY THREE YEARS” or “ABSTAIN”.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of May 15, 2024, you may vote by Internet during the Annual Meeting. You may also vote by proxy over the Internet or by phone by following the instructions provided below and on your proxy card or you may vote your proxy card by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote electronically at the Annual Meeting if you have already voted by proxy. You may vote as follows:
•To vote through the Internet during the Annual Meeting, please visit www.virtualshareholdermeeting.com/XCUR2024 and have available the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
•To vote by proxy through the Internet before the Annual Meeting, please visit www.proxyvote.com and follow the instructions provided on the proxy card. You will be asked to provide the control number from your proxy card and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 27, 2024 to be counted.

•To vote by proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 27, 2024 to be counted.
•To vote by proxy by mail, complete, sign and date the proxy card enclosed with these proxy materials (or request a paper copy of these proxy materials if you did not receive one) and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received these proxy materials and a voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on May 15, 2024.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by telephone, through the Internet, by completing and returning a proxy card by mail or voting electronically at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of both nominees for Class III director and both nominees for Class I director named in this Proxy Statement on the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Say-on-Pay Proposal, and for “EVERY ONE YEAR” on the Say-on-Pay Frequency Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to return a voting instruction form from the organization that holds your shares by following the instructions included on that form regarding how to instruct the organization to vote your shares.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
When a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We believe the Director Election Proposal, the Say-on-Pay Proposal and the Say-on-Pay Frequency Proposal will be considered to be “non-routine” under NYSE rules. Any broker non-votes will have no effect on the outcome of these proposals.

The Company believes that the Auditor Ratification Proposal would normally be considered a “routine” matter under applicable rules. Accordingly, we believe your broker, bank, or other holder of record typically would have discretion to vote your shares on this proposal. However, due to the short period of time between the distribution of these proxy materials and the Annual Meeting date, they may not be able to do so in this case.
Therefore, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer or at all, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For the Director Election Proposal, directors will be elected by a plurality of the votes validly cast for the applicable class at the Annual Meeting. The two nominees receiving the most “FOR” votes in each class will be elected as directors. Withheld votes and broker non-votes will have no effect of the outcome of these proposals.
The Auditor Ratification Proposal and the Say-on-Pay Proposal will be considered approved if “FOR” votes exceed “AGAINST” votes validly cast at the Annual Meeting. Abstentions and broker non-votes (if any) will have no effect on the outcome of these proposals.
For the Say-on-Pay Frequency Proposal, we will consider the option receiving the plurality of votes validly cast at the Annual Meeting to be the recommendation of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Can I revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy by mail, telephone or Internet with a later date (which automatically revokes the earlier proxy).
•You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.
•You may attend the Annual Meeting virtually and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy by mail, by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, in person, by remote communication or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On May 15, 2024, there were 8,651,006 shares of common stock outstanding and entitled to vote. Thus, the holders of more than 4,325,503 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or other agent) or if you virtually attend the Annual Meeting and vote by Internet during the Annual Meeting by visiting www.virtualshareholdermeeting.com/XCUR2024. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the meeting in person, by remote communication or represented by proxy may adjourn the meeting to another date.
Who will serve as inspector of elections?
A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of elections.
Who is paying for this proxy solicitation?
We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily through the distribution of these proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each set of proxy materials to ensure that all of your shares are voted.
Can I elect to receive electronic delivery of the Company’s proxy materials?
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

DIRECTORS ELECTION PROPOSAL
Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Any vacancies on our Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term in which the vacancy occurred or newly created directorship was created and until such director’s successor shall have been elected and qualified.
Our Board of Directors presently has six directors. There are two Class III directors whose regular three-year term would have expired in 2023 but continued to serve since we did not hold an Annual Meeting of Stockholders in 2023: Paul Kang and Hyuk Joon (Raymond) Ko. There are two Class I directors whose terms expire in 2024: Jiyoung Hwang and Dongho Lee. Each of these directors has been nominated for reelection at the Annual Meeting by the Board of Directors, with the Class III nominees to serve a term expiring in 2026 if elected and the Class I nominees to serve a term expiring in 2027 if elected (and in each case until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal).
Ms. Hwang and Mr. Kang were designated to the Board of Directors by CBI USA, Inc. (“CBI USA”) pursuant to its rights under the Securities Purchase Agreement, dated September 26, 2022 (the “Securities Purchase Agreement”). Mr. Hojoon Lee, although not formally delegated by CBI USA pursuant to the Securities Purchase Agreement, is an officer and/or director of CBI USA, its parent company and DGP Co., Ltd., an affiliate of CBI USA and a significant stockholder (“DGP”).
It is our policy to encourage directors and nominees for director to attend the Annual Meeting. We did not hold an Annual Meeting of Stockholders in 2023.
Vote Required
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two Class III nominees receiving the highest number of affirmative votes will be elected as Class III directors and the two Class I nominees receiving the highest number of affirmative votes will be elected as Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the two nominees for each applicable class named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such nominee will be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Director Nominees and Continuing Directors
The following is a brief biography of each nominee for director and each director whose term of office will continue after the Annual Meeting, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Board of Directors to recommend that person as a nominee for director, as of the date of this Proxy Statement.
Nominees for Election as a Class III Director

Name	Position	Age
Paul Kang	Director	62
Hyuk Joon (Raymond) Ko	Director	56

Paul Kang has served as a member of our Board of Directors since February 2023 and as our Chief Executive Officer and President since August 2023. Mr. Kang began his 35-year investment and merger advisory career at Goldman Sachs in New York. He also served as CEO of Alta Capital Group, focusing on cross border merchant banking. He began his career as a brand manager at Procter & Gamble in Cincinnati. Mr. Kang has served as an interim CEO for a range of industries, and his investment experience includes leading the acquisition for KBL Healthcare Acquisition Corp., the first successful healthcare SPAC. His biopharma experience began with advising LG on the first Korean FDA-approved drug in the late 90s. He received his A.B. in applied mathematics from Harvard College and his M.B.A. from the Stanford Graduate School of Business.
Our Board believes that Mr. Kang’s experience in finance and working with companies in a range of industries qualifies him to serve on the Board.
Hyuk Joon (Raymond) Ko has served as a member of our Board of Directors since August 2023. Mr. Ko has been an Internal Auditor at Woori Bank since 2022. Prior to that, Mr. Ko was the CFO of XEME Biopharma Holdings Inc. during 2021, where he supervised audit preparations and supervised and approved budgeting, expenditure, and finance of its subsidiary, XEME Biopharma, Inc. as the company prepared for a potential Regulation A offering. Prior to bring the CFO of XEME, he has 10 years of experience working as a financial accountant at various U.S. accounting firms. Mr. Ko has a Bachelor’s degree in Business Administration from Seoul National University, a Master’s degree in Economics and Econometrics from Iowa State University, a Master’s degree in Operation Research and Information Engineering and Financial Engineering from Cornell University, and a Master of Taxation and International Tax from University of Denver. He is certified as a CPA by the American Institute of Certified Public Accountants.
Our Board believes that Mr. Ko’s accounting, auditing and other financial experience qualifies him to serve on the Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED CLASS III NOMINEE.
Nominees for Election as a Class I Director

Name	Position	Age
Jiyoung Hwang	Director	47
Dongho Lee	Director	62
Jiyoung Hwang has served as a member of our Board of Directors since April 2023 and as our Chief Financial Officer and Secretary since August 2023. Ms. Hwang currently serves on the board of directors of Jokwang I.L.I Co., Ltd., a Korea-based manufacturing company, since November 2019, HuM&C Co., Ltd., a Korea-based manufacturing and distribution company, since April 2021 and CBI USA, Inc., a subsidiary of Korea-based automotive engine and mission parts manufacturer CBI Co. Ltd., that focuses on investment in dynamic businesses initially in the life science sector, since June 2021, and has served on the board of directors of Kineta, Inc., a clinical-stage biotechnology company, from June 2022 to November 2022. Previously, Ms. Hwang held the role of Managing Director in Venture Capital Investment at Intervest Co., Ltd., a venture capital firm, from March 2016 until February 2017 and Neoplux Co., Ltd., a venture capital company, from September 2011 until April 2016. Ms. Hwang holds a Bachelor of Science degree in Life Science from Pohang University of Science and Technology and a Master’s degree in Environmental Management from Seoul National University.
Our Board believes Ms. Hwang’s venture capital investment experience qualifies her to serve on the Board.
Dongho Lee has served as a member of our Board of Directors since August 2023. Mr. Lee began his professional career in finance as a FINRA-licensed financial advisor in asset management in New York from 1989 and in Korea from 1995. Since 2000, Mr. Lee has served in various corporate executive and management positions, from CEO and CFO to advisor to the board of directors, at various companies in both Korea and the United States. From 2007 to 2011, he was the CSO & SVP of Finance at Englewood Lab Inc., a cosmetics R&D and manufacturing company in Englewood, NJ. From 2012 to 2018, he was the COO of Tchopstix, Inc., a restaurant group in Indianapolis, IN. Mr. Lee graduated from Korea University with a Bachelor’s degree in Business Administration with emphasis in Finance.
Our Board believes that Mr. Lee’s experience in finance and working with companies in a range of industries qualifies him to serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED CLASS I NOMINEE.
Class II Directors Continuing in Office until the 2025 Annual Meeting of Stockholders

Name	Position	Age
Minhee Eom	Director	57
Hojoon Lee	Director	51
Minhee Eom has served as a member of our Board of Directors since September 2023. Ms. Eom, Ph.D., has been an associate professor of writing and language skills at University of Texas Rio Grande Valley since 2015 and prior to that at University of Texas-Pan American from 2006 to 2015. She has also been serving as the Vice President of The Texas Coastal Band of the Korea Scientists and Engineers Association since 2017. Prior to academia, Ms. Eom was a senior management consultant at Maekyung International Business Incubator from 2000 to 2001 and a manager at Applied Material Korea, the Korean subsidiary of a global semiconductor manufacturer Applied Materials, from 1994 to 1997. Ms. Eom has an MBA in Information Systems Management from George Washington University and a Ph.D. in Teaching and Learning (foreign language and ESL education).
Our Board believes that Ms. Eom’s prior consulting experience and education qualifies her to serve on the Board.
Hojoon Lee has served as a member of our Board of Directors since August 2023. Mr. Lee has been serving in various leadership positions in the Growth & Value Group, a Korean group of investment funds, heading its private equity, venture capital and asset management arms since 2011, specializing in fundraising and investment through real estate securitization and structured financing primarily targeting listed small-cap companies in Korea and overseas. Since 2020, he has also been serving on the board and management of several Growth & Value fund portfolio companies, including CBI, DGP and KOASIS. Prior to that, he was the vice president and partner of New Buds Inc., where he supervised investor sourcing, investment advisory, corporate consulting, company analysis and trading from 2009 to 2011. Throughout his 23-year career, he has spanned various roles in consulting, marketing and distribution, commodities trading, M&A and restructuring, fundraising and investor relations. Mr. Lee has a bachelor’s degree in electrical engineering from Hongik University.
Our Board believes that Mr. Lee’s investment experience, as well as affiliation with CBI and DGP, qualifies him to serve on the Board.

Board Diversity
The Board Diversity Matrix below provides the diversity statistics for our Board of Directors.
Board Diversity Matrix

Total Number of Directors		6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		6
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

AUDITOR RATIFICATION PROPOSAL
The Audit Committee of our Board of Directors has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Marcum was engaged in June 2023 and audited our financial statements for the fiscal year ended December 31, 2023. KPMG LLP (“KPMG”) audited our financial statements for the fiscal year ended December 31, 2022 and resigned in May 2023.
Representatives of Marcum are expected to participate virtually in the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of KPMG are not expected to participate in virtually in the Annual Meeting.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Marcum as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Change of Independent Registered Public Accounting Firm
On May 8, 2023, KPMG resigned as the independent registered public accounting firm of the Company, effective immediately.
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
KPMG’s reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021 and as of and for the years ended December 31, 2021 and 2020 each contained a separate paragraph stating that:
“Going Concern. The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant expenses and negative cash flows since inception and its current liquidity is not sufficient to fund operations over the next twelve months, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
During the years ended December 31, 2022 and 2021 and the subsequent interim period through May 8, 2023, there were no (i) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with their opinion on the financial statements for such periods or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided KPMG with a copy of its Current Report on Form 8-K reporting the foregoing information and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosures herein. A letter from KPMG was attached as Exhibit 16.1 to the Current Report on Form 8-K filed on May 11, 2023.

On June 5, 2023, the Company engaged Marcum to act as the Company’s independent registered public accounting firm, effective immediately, which was approved by the Audit Committee of the Board of Directors.
During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period prior to Marcum’s engagement, neither the Company nor anyone on the Company’s behalf consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Independent Registered Public Accounting Firm Fees and Services
The following table sets forth the aggregate fees billed to us by Marcum for the year ended December 31, 2023 and KPMG for the year ended December 31, 2022.

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$432,846	$440,000
Audit-Related Fees(2)	—	21,000
Total Fees	$432,846	$461,000

(1)	Audit fees for the fiscal years ended December 31, 2023 and 2022 consist of fees for professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements.
(2)	Audit-related fees for the fiscal years ended December 31, 2023 and 2022 consist principally of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements and fees related to assistance with registration statements filed with the SEC.
All fees described above were pre-approved by the Audit Committee of the Board of Directors.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services provided by our independent registered public accounting firm. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee will review both audit and non-audit services performed by the independent registered public accounting firm and the fees charged for such services on at least an annual basis. Among other things, the Audit Committee will review non-audit services proposed to be provided by the independent registered public accounting firm and pre-approve such services only if they are compatible with maintaining the independent registered public accounting firm’s status as an independent registered public accounting firm. All services provided by Marcum in 2023 and KPMG in 2022 were pre-approved by our Audit Committee after review of each of the services proposed for approval.

SAY-ON-PAY PROPOSAL
As of 2024, we no longer qualify as an “emerging growth company” under applicable SEC rules. Therefore, as required by Section 14A of the Exchange Act, the Board is submitting for the first time a non-binding advisory resolution to our shareholders for approval of the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section and related tables included within this Proxy Statement.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Accordingly, the Board of Directors unanimously recommends a vote FOR the approval of the following advisory resolution on executive compensation:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related disclosure in this proxy statement is hereby APPROVED on an advisory basis.

SAY-ON-PAY FREQUENCY PROPOSAL
Also as required by Section 14A of the Exchange Act, the Board is asking shareholders to vote on whether future advisory votes on executive compensation of the nature in the immediately preceding proposal should occur every one year, every two years or every three years.
The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time and recommends that stockholders vote for future advisory votes to occur every year.
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every one year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove the Board's recommendation, but instead to state their preference. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. The Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practices based on factors such as shareholder feedback or the adoption of material changes to executive compensation programs.
The Board of Directors recommends a vote to conduct future advisory votes on executive compensation EVERY ONE YEAR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of May 31, 2024 by: (i) each of our directors; (ii) each of our named executive officers named in the 2023 Summary Compensation Table below; (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of May 31, 2024 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Percentage ownership calculations are based on 8,651,148 shares outstanding as of May 31, 2024, adjusted as required by rules promulgated by the SEC.
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.

Beneficial Ownership
Beneficial Owner Greater than 5% Stockholders	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)
DGP Co., Ltd. (1)	3,060,000	35.4%
CBI USA, Inc. (1)	818,299	9.5%

Directors and Named Executive Officers
Paul Kang	—	*
Jiyoung Hwang (2)	—	*
Hyuk Joon (Raymond) Ko	—	*
Dongho Lee	—	*
Hojoon Lee (2)	—	*
Minhee Eom	—	*

All directors and executive officers as a group (6 persons) (2)	—	*

*	Indicates beneficial ownership of less than one percent of the outstanding shares of common stock.
(1)	Based on most recent Schedule 13D amendment filed March 4, 2024. The address of CBI USA is c/o Baker & Hostetler LLP, One North Wacker Drive, Suite 3700, Chicago, IL 60606-2841. The address of DGP is 23, Geurintekeu-ro, Yeonggwang-eup, Yeonggwang-gun, Jeollanam-do, Republic of Korea (57024).
(2)	As a result of Mr. Hojoon Lee’s role as director and/or executive of CBI USA, DGP and the parent company of CBI USA, he may be deemed to beneficially own the shares of common stock held by CBI USA and DGP. In addition, Ms. Hwang, as a director of CBI USA and an executive of the parent company of CBI USA, may be deemed to beneficially own the shares of common stock held by CBI USA. Each of Mr. Lee and Ms. Hwang disclaim beneficial ownership of these shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our Board of Directors adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K promulgated under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. As provided by our Audit Committee charter, our Audit Committee is responsible for reviewing and approving in advance the related party transactions covered by our related transaction policies and procedures.
A related party transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee of our Board of Directors or the chairperson of the Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related party’s interests in the transaction. As appropriate for the circumstances, the Audit Committee or the chairperson of the Audit Committee, as applicable, shall review and consider:
•the related party’s interest in the transaction;
•the approximate dollar value of the amount involved in the related party transaction;
•the approximate dollar value of the amount of the related party’s interest in the transaction without regard to the amount of any profit or loss;
•whether the transaction was undertaken in our ordinary course of business;
•whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
•required public disclosure, if any; and
•any other information regarding the related party transaction in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
Related Party Transactions
The following is a description of related party transactions we have entered into since January 1, 2022 with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, whom we refer to as our related persons, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years, other than the compensation arrangements we describe in the sections titled “Director Compensation” and “Executive Compensation” in this Proxy Statement.
CBI USA Private Placement
On September 26, 2022, the Company entered into the Securities Purchase Agreement with CBI USA, pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 shares of the Company’s common stock at a purchase price of $1.60 per share (the “Private Placement”). CBI USA was already a holder of more than 5% of our outstanding voting securities at the time we entered into the Securities Purchase Agreement as a result of a previous private placement completed in May 2022. The Private Placement closed on February 24, 2023. Since the registration statement was not filed within 90 days following the Closing Date of the Registration Rights Agreement, the Company paid $27,000 to CBI USA and accrued $191,000 to DGP pursuant to the liquidated damages provision in this agreement.

Paul Kang Consulting Fees
The Company engaged entities controlled by Mr. Kang to provide business development consulting services in 2023 and 2022. The Company paid the entities controlled by Mr. Kang $218,000 and $248,000 for the years ended December 31, 2023 and 2022, respectively, for such services to date. Mr. Kang was not yet serving as a director at the time he was engaged to provide these services.
DGP Loan
On June 3, 2024, the Company executed a promissory note (“DGP Note”) and subsequently received a loan in the amount of $700,000 from DGP, a related party. All principal and accrued interest will be due and payable on the earlier of (i) ten months from the date of this DGP Note or (ii) upon an event of default, at that time, such amounts declared by the investor will become due and payable by Company. Interest will accrue on this DGP Note at 6.0% and is payable at maturity.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Meetings of the Board of Directors
The Board of Directors met fourteen times during the year ended December 31, 2023. Each current member of the Board of Directors attended 75% or more of the aggregate number of meetings of our Board of Directors and of the committees on which he or she served during the period of the last fiscal year for which he or she was a director or committee member. We encourage our board members to attend the Annual Meeting. We did not hold an Annual Meeting of Stockholders in 2023.
Board Leadership Structure and Risk Oversight
Our Board of Directors currently does not have a chairperson or a lead independent director. As the Company underwent substantial turnover of membership of our Board of Directors in 2023 and remains in a transitional state with limited operations, the Board of Directors did not consider it necessary to appoint a chairperson or lead independent director. Members of management that serve on the Board of Directors have generally acted in the role of chairperson at meetings. The Board of Directors expects to reconsider our leadership structure as our future strategy and funding situation develops. Generally, our whole Board of Directors monitors and assesses key business risks through deliberations and by way of delegation of certain risk oversight functions to committees of the Board of Directors. Our Audit Committee’s responsibilities include oversight functions with respect to financial risk and data and cybersecurity risk. Our Compensation Committee, subsequent to its reinstatement during 2023 after we no longer qualified for the “controlled company” exemption, has responsibilities with respect to risk arising from compensation programs.
Independence of the Board of Directors
The following current directors were determined to be independent under the applicable Nasdaq standards: Hyuk Joon (Raymond) Ko, Dongho Lee and Minhee Eom. The following former directors who served during 2022 or at any point thereafter were also determined to be independent under such standards: Changil Ahn, Jeffrey L. Cleland, Ph.D., Elizabeth Garofalo, M.D., Bosun Hau, Cheolho Jo, Hyukku Lee, Bali Muralidhar, M.D., Ph.D., James Sulat, Andrew Sassine, and Timothy P. Walber.
Following the closing of the private placement to CBI USA in February 2023, we became a “controlled company” under Nasdaq rules. As a result, we were exempt from the requirements that a majority of our Board of Directors be independent and that we have an independent compensation committee and an independent nominating committee or function. Following the consummation of private placement, our Board of Directors dissolved the Compensation Committee and Nominating and Corporate Governance Committee. In August 2023, CBI USA and DGP filed a Schedule 13D/A reporting that they no longer owned 50% of outstanding shares as a result of dilutive issuances, and thus we were no longer a “controlled company” under Nasdaq rules. As a result, we reinstated our Compensation Committee and Nominating and Corporate Governance Committee and appointed our three independent directors to those committees in compliance with Nasdaq rules. We are still relying on the phase-in provisions of the Nasdaq rules with respect to the requirement that a majority of our Board of Directors be independent. We must comply with that requirement within 12 months of losing “controlled company” status.
Information Regarding the Committees of the Board of Directors
The Board of Directors currently has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee.
Below is a description of the each of our standing committees.
Audit Committee
Our Audit Committee is currently comprised of Hyuk Joon (Raymond) Ko, Minhee Eom, and Dongho Lee. Mr. Ko serves as the chairperson of the Audit Committee. Our Board of Directors has determined that all members are “independent” for Audit Committee purposes as that term is defined in the applicable rules of the SEC and Nasdaq rules. Our Board has determined that Mr. Ko as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
The responsibilities and duties of the Audit Committee include, among other things:
•appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing and approving annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;
•establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;
•periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our Company and reviewing and, if appropriate, approving all transactions between our Company and any related party (as described in Item 404 of Regulation S-K promulgated under the Exchange Act);
•establishing policies for the hiring of employees and former employees of the independent registered public accounting firm; and
•preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.
The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Audit Committee operates under a written charter adopted by the Board, which is available on our website at http://investors.exicuretx.com.
The Audit Committee held six meetings during 2023.
Compensation Committee
Our Compensation Committee is currently comprised of Hyuk Joon (Raymond) Ko, Minhee Eom, and Dongho Lee. Mr. Ko serves as the chairperson of the Compensation Committee. Our Board of Directors has determined that all members are “independent” for Compensation Committee purposes as that term is defined in the applicable rules of Nasdaq.
The Compensation Committee’s responsibilities include, among other things:
•reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;
•evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;
•reviewing and approving the compensation of our other executive officers;
•reviewing our compensation program and welfare and retirement plans; and
•reviewing and making recommendations to the Board with respect to director compensation.
In addition, the Compensation Committee had sole authority to select, retain and terminate any compensation consultant to assist the Compensation Committee in the evaluation of director, chief executive officer, executive officer or senior executive compensation or any other matter deemed appropriate by the Compensation Committee, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at our expense. The Compensation Committee did not engage a compensation consultant in 2023.

The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at http://investors.exicuretx.com.
The Compensation Committee did not hold any meetings during 2023. As noted above, we dissolved our Compensation Committee for part of 2023 before reinstating it later in the year after we no longer qualified as a “controlled company” under Nasdaq rules.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is currently comprised of Hyuk Joon (Raymond) Ko, Minhee Eom, and Dongho Lee. Mr. Ko serves as the chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that all members are “independent” as that term is defined in the applicable rules of Nasdaq.
The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•developing and recommending to the Board of Directors criteria for membership on the Board of Directors and committees;
•identifying individuals qualified to become members of the Board of Directors;
•recommending to the Board of Directors the persons to be nominated for election as directors and to each committee of the Board of Directors;
•annually reviewing our corporate governance guidelines; and
•monitoring and evaluating the performance of the Board of Directors and leading the Board in an annual self-assessment of its practices and effectiveness.
The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, which is available on our website at http://investors.exicuretx.com.
The Nominating and Corporate Governance Committee did not hold any meetings during 2023. As noted above, we dissolved our Nominating and Corporate Governance Committee for part of 2023 before reinstating it later in the year after we no longer qualified as a “controlled company” under Nasdaq rules.
Our directors were identified as follows: Ms. Hwang and Mr. Kang were designated by CBI USA pursuant to rights under the Securities Purchase Agreement; Mr. Hojoon Lee, although not formally designated pursuant to Securities Purchase Agreement, is an officer and/or director of CBI USA, its parent company and DGP and was identified accordingly; and each of our other directors was identified by other members of the Board of Directors.
The Board of Directors expects to review candidates for director nominees in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of stockholders. The Board of Directors has not adopted a policy regarding the consideration of diversity in identifying director nominees.
The Board of Directors will consider recommendations for Board nominees and proposals submitted by the Company’s stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information, relevant qualifications and other information required by our bylaws to our Secretary at our principal executive offices before the deadline set forth in our bylaws. All written submissions received from our stockholders will be reviewed by the Board of Directors at the next appropriate meeting. The Board of Directors will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our Board.
Stockholder Communications with the Board of Directors
The Board of Directors will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board of Directors, a committee of the Board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications received from stockholders shall be forwarded by our Secretary to the Board of Directors, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board of Director’s next scheduled meeting. The Board of Directors, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.exicuretx.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Insider Trading, Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits our employees, directors and designated consultants from engaging in “hedging” or other monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, with respect to our common stock or borrowing against our common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, (i) during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that: a late report on Form 4 was filed by CBI USA on March 9, 2023 reporting a transaction dated February 22, 2023; a late report on Form 3 was filed on May 15, 2023 relating to an initial statement of beneficial ownership of securities by former officer Jung Sang Kim who was appointed April 26, 2023; a late report on Form 4 was filed by officer Josh Miller on May 25, 2023 reporting a transaction dated May 16, 2023; and a late report on Form 4 was filed by officer Josh Miller on December 1, 2023 reporting a transaction dated November 16, 2023 and (ii) during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that: a late report on Form 3 was filed on May 20, 2022 relating to an initial statement of beneficial ownership of securities by former officer Sarah Longoria who was appointed March 7, 2022.

DIRECTOR COMPENSATION
Under our director compensation policy, as amended, each of our directors is eligible to receive cash compensation for service on our Board of Directors and committees of our Board of Directors.
Cash Compensation
Following the closing of the Private Placement in February 2023, each director is entitled to an annual retainer of $20,000. None of our current directors have received any equity grants, and none of our prior directors received equity grants in 2023.
Director Compensation Table
The following table presents information regarding the compensation earned for service by our directors during the year ended December 31, 2023, amounts in dollars.

Name	Fees Earned or Paid In Cash ($)	Option Awards (13) ($)	Total ($)
Paul Kang (1)	16,944	—	16,944
Jiyoung Hwang (2)	16,973	—	16,973
Hyuk Joon (Raymond) Ko (3)	7,215	—	7,215
Dongho Lee (4)	7,215	—	7,215
Hojoon Lee (5)	7,215	—	7,215
Minhee Eom (6)	5,000	—	5,000
Seung Soo Shin (7)	1,778	—	1,778
Hyukku Lee (8)	—	—	—
Changil Ahn (9)	6,944	—	6,944
Cheolho Jo (10)	6,778	—	6,778
Jeffrey L. Cleland, Ph.D. (11)	8,200	—	8,200
Elizabeth Garofalo, M.D. (12)	13,826	—	13,826

(1)	Mr. Kang was appointed to the Board of Directors effective February 24, 2023.
(2)	Ms. Hwang was appointed to the Board of Directors effective February 24, 2023.
(3)	Mr. Ko was appointed to the Board of Directors effective August 21, 2023.
(4)	Mr. D. Lee was appointed to the Board of Directors effective August 21, 2023.
(5)	Mr. Hojoon Lee was appointed to the Board of Directors effective August 21, 2023.
(6)	Ms. Eom was appointed to the Board of Directors effective September 26, 2023.
(7)	Mr. Shin was appointed to the Board of Directors effective February 27, 2023, and resigned from the Board of Directors effective April 26, 2023.
(8)	Mr. Hyukku Lee was appointed to the Board of Directors effective February 24, 2023, and resigned from the Board of Directors effective May 3, 2023.
(9)	Mr. Ahn was appointed to the Board of Directors effective February 24, 2023, and resigned from the Board of Directors effective August 18, 2023.
(10)	Mr. Jo was appointed to the Board of Directors effective February 24, 2023, and resigned from the Board of Directors effective August 1, 2023.
(11)	Dr. Cleland resigned from the Board of Directors effective February 10, 2023.
(12)	Dr. Garofalo resigned from the Board of Directors effective February 24, 2023.
(13)	During 2023, no options were issued to any directors. During 2022, Dr. Cleland and Dr. Garofalo each had outstanding options to purchase the of shares, however, those were forfeited upon their resignation.

EXECUTIVE OFFICERS
The following sets forth information about our executive officers.

Name	Position	Age
Paul Kang	Chief Executive Officer	62
Jiyoung Hwang	Chief Financial Officer	47
Paul Kang. Biographical information for Mr. Kang is presented above under the caption “Director Election Proposal.”
Jiyoung Hwang. Biographical information for Mr. Hwang is presented above under the caption “Director Election Proposal.”

EXECUTIVE COMPENSATION
Compensation Overview
This section provides a discussion of the total compensation awarded to, earned by, or paid to, during the years ended December 31, 2023 and 2022: (1) the individuals who served as our principal executive officer during the fiscal year ended December 31, 2023, (2) our next two most highly compensated executive officers serving as of December 31, 2023 who earned more than $100,000 during the fiscal year ended December 31, 2023 (of which we had none), and (3) any individual who would otherwise be included in (2) above but for the fact that such individual was not serving as an executive officer of ours as of December 31, 2023. We refer to these individuals in this Proxy Statement as our named executive officers. Our named executive officers for 2023 who appear in the Summary Compensation Table are:
•Paul Kang, our Chief Executive Officer;
•Matthias Schroff, our former Chief Executive Officer;
•Jung Sang (Michael) Kim, our former Chief Executive Officer;
•Elias Papadimas, our former Chief Financial Officer;
•Sarah Longoria, our former Chief Human Resource and Compliance Officer;
Summary Compensation Table
The following table provides a summary of compensation paid or accrued for the years ended December 31, 2023 and 2022 to our named executive officers, amounts in dollars:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Paul Kang (4) Chief Executive Officer	2023	50,000	—	—	—	—	50,000
Jung Sang (Michael) Kim (5) Former Chief Executive Officer	2023	90,625	—	—	—	313	90,938
Matthias G. Schroff, Ph.D. (6) Former Chief Executive Officer	2023	183,333	603,825(7)	—	—	10,313	797,471
	2022	538,163	122,197(8)	267,323	277,785	12,250	1,217,718
Elias D. Papadimas (9) Former Chief Financial Officer	2023	135,000	370,000(10)	—	—	11,250	516,250
	2022	400,625	140,000(11)	48,759	67,125	10,250	666,759
Sarah Longoria (12) Chief Human Resources and Compliance Officer	2023	125,000	370,000(13)	—	—	11,250	506,250
	2022	300,000	99,750(14)	20,786	26,125	—	446,661

(1)	The amounts reported in this column reflect the aggregate grant date fair value for performance stock units granted during such fiscal year.
(2)	The amounts reported in this column reflect the grant date fair value of the option awards granted to the named executive officers during the years presented and do not reflect the actual amounts earned. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These values have been determined in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 27, 2023 for a discussion of the relevant assumptions used in calculating these amounts. The amounts in this column for 2022 for Dr. Schroff, Mr. Papadimas, and Ms. Longoria also include the incremental fair value of outstanding awards as a result of the repricing of stock options effective April 1, 2022.
(3)	Except as set forth below in footnotes 10 and 15 with respect to 2023 amounts, and footnote 14 with respect to 2022 amounts, the amounts reported in this column represent a match of contributions to our 401(k) savings plan.
(4)	Effective August 21, 2023, Mr. Kang was appointed as Chief Executive Officer, succeeding Mr. Kim.
(5)	Effective April 27, 2023, Mr. Kim was appointed as Chief Executive Officer and Chief Financial Officer, succeeding Mr. Schroff and Mr Papadimas, respectively. He resigned from those positions as of August 18, 2023.
(6)	Effective February 4, 2022, Dr. Schroff was appointed as Chief Executive Officer, succeeding Mr. Bock. He separated from the Company effective April 26, 2023. Dr. Schroff served as our Chief Operating Officer in 2021 until December 10, 2021, and as our Chief Scientific Officer from December 10, 2021 through February 4, 2022.
(7)	Represents separation amount paid to Dr. Schroff as the result of his departure on April 26, 2023.
(8)	Represents retention award amounts earned and paid to Dr. Schroff in 2022.
(9)	Mr. Papadimas was appointed as our Chief Financial Officer in January 2022. He separated from the Company effective April 26, 2023
(10)	Represents separation amount paid to Mr. Papadimas as the result of his departure on April 26, 2023.
(11)	The amount reported represents (i) a retention award in the amount of $120,000 earned in 2022 and (ii) a bonus in the amount of $20,000 earned in 2022, each paid to Mr. Papadimas in 2022.
(12)	Ms. Longoria was appointed as our Chief Human Resources and Compliance Officer in December 2021 and separated from the Company effective May 26, 2023.
(13)	Represents separation amount paid to Ms. Longoria as the result of her departure on May 26, 2023.
(14)	Represents retention award amounts earned and paid to Ms. Longoria in 2022.
Employment Agreements
We had employment agreements with each of our named executive officers who were still serving in their positions at the end of 2023. These employment agreements are described below. Refer to the footnotes to the Summary Compensation Table above with respect to named executive officers who were no longer serving at the end of 2023.
Paul Kang. We and Mr. Kang entered into an Employment Agreement dated August 28, 2023. Under the terms of this Employment Agreement, Mr. Kang’s annual base salary was $150,000.
Outstanding Equity Awards at Fiscal Year-End
Mr. Kang does not have any outstanding equity awards, and none of our named executive officers who were not serving with the Company at the end of fiscal 2023 still had any outstanding equity awards.
Defined Contribution Plan
We sponsor a defined contribution plan intended to qualify under Section 401 of the Internal Revenue Code (the “Code”) as a 401(k) plan. Employees who are at least 21 years of age are generally eligible to participate and may enter the plan on the first day of any month following the employment start date. Participants may make pre-tax contributions or Roth 401(k) contributions up to the maximum limit established by the Code. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees below age 50. Participant contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Participants are immediately and fully vested in their contributions. We provide matching contributions under the plan of up to 100% of the first 50% of the participant’s elective contributions.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2023, which as of that date consisted of our 2017 Equity Incentive Plan and 2017 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	15,158	$4.28	506,607	(1) (2)
Equity compensation plans not approved by stockholders	-	-	-
Total	15,158	$4.28	506,607

(1)	Represents 454,636 and 51,971 shares of common stock available for issuance under the 2017 Equity Incentive Plan and 2017 Employee Stock Purchase Plan, respectively, as of December 31, 2023.
(2)	The number of shares of common stock reserved for issuance under the 2017 Equity Incentive Plan automatically increases on January 1 of each year, beginning on January 1, 2020, by the lesser of (i) 153,333 shares, (ii) 5% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or (iii) a lesser number of shares determined by the Compensation Committee. Effective January 1, 2024, pursuant to the terms of the 2017 Equity Incentive Plan, the number of awards that are reserved and may be awarded under the 2017 Equity Incentive Plan was automatically increased by 153,333 awards. The number of shares of common stock reserved for issuance under the 2017 Employee Stock Purchase Plan automatically increases on January 1 of each year, beginning on January 1, 2018, by the lesser of (i) 10,000 shares of common stock, (ii) 0.3% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or (iii) such lesser number of shares determined by our Board. Effective January 1, 2023, pursuant to the terms of the 2017 Employee Stock Purchase Plan, the number of shares that are reserved and may be issued under the 2017 Employee Stock Purchase Plan was automatically increased by 10,000 shares.
Pay Versus Performance

	SCT(a) Total for PEO(1)	SCT Total for Former PEO (Kim)(2)	SCT Total for Former PEO (Schroff)(3)	CAP(b) to PEO(1) (5)	CAP to Former PEO (2) (5) (Kim)	CAP to Former PEO(3) (5) (Schroff)	Average SCT Total for Non-PEO NEOs(4)	Average CAP for Non-PEO NEOs(4) (5)	Value of fixed $100 investment based on TSR(c)	Net (loss) (in thousands)
2023	$50,000	$90,938	$797,471	$50,000	$90,938	$1,093,241	$511,520	$518,110	$9.57	$(16,914)
2022	—	—	1,217,718	—	—	713,190	460,682	383,319	18.98	$(2,582)

(a)	Summary Compensation Table (SCT)
(b)	Compensation Actually Paid (CAP)
(c)	Total Shareholder Return (TSR)
(1)	Refers to current CEO Paul Kang.
(2)	Refers to former CEO Jung Sang (Michael) Kim.
(3)	Refers to former CEO Matthias G. Schroff.
(4)	For 2023, includes Elias D. Papadimas and Sarah Longoria. For 2022, includes Mr. Papadimas, Ms. Longoria and Douglas E. Feltner.
(5)	No adjustments made for Mr. Kang or Mr. Kim because they were not granted any equity awards.
Adjustments for Dr. Schroff in 2023 from total compensation reported in the SCT totaled $295,770, made up of an addition of $301,912 representing the fair value of equity awards as of the date of his separation, and a subtraction of $6,142 representing the fair value as of the end of 2022 of equity awards that were forfeit in connection with his separation. Adjustments for Dr. Schroff in 2022 from total compensation reported in the SCT totaled $(504,528), made up of a subtraction of $545,108 in grant date fair value of equity awards reported in the SCT for 2022, the addition of $122,867 representing the fair value as of the end of 2022 of equity awards granted during 2022 and remaining outstanding and unvested at year end, and a subtraction of $82,037 representing the decrease in fair value during 2022 of equity awards from prior years that remained outstanding and unvested at year end.

Adjustments for the average of non-PEO named executive officers in 2023 from total compensation reported in the SCT totaled $6,860, made up of an addition of $9,057 representing the average fair value of equity awards as of the date of the separations of the former named executive officers, and a subtraction of $2,197 representing the average fair average as of the end of 2022 of equity awards that were forfeit in connection with the separations. Adjustments for the average of non-PEO named executive officers in 2022 from total compensation reported in the SCT totaled $(77,363), made up of a subtraction of $81,397 in average grant date fair value of equity awards reported in the SCT for 2022, the addition of $21,150 representing the average fair value as of the end of 2022 of equity awards granted during 2022 and remaining outstanding and unvested at year end, the subtraction of $15,747 representing the average decrease in fair value during 2022 of equity awards from prior years that remained outstanding and unvested at year end, and the subtraction of $1,369 representing the average fair value as of the end of 2021 of equity awards that were forfeit in 2022.
Compensation Actually Paid versus Company Total Shareholder Return
Compensation actually paid (“CAP”) to both our former PEO (Schroff) and the non-PEO named executive officers on average increased from 2022 to 2023. The Company’s stock price declined substantially during this time period, causing a decline in TSR. This relationship was largely the result of severance received by our former PEO and our non-PEO named executive officers in 2023. The CAP or our current CEO, and immediately preceding former PEO, both of whom did not serve in 2022, bear no relation to TSR as they received limited fixed salaries due to the transitional state of our business.
Compensation Actually Paid versus Company Net Income (Loss)
Compensation actually paid (“CAP”) to both our former PEO (Schroff) and the non-PEO named executive officers on average increased from 2022 to 2023. The Company’s net loss accelerated substantially from 2022 to 2023. This relationship was largely the result of severance received by our former PEO and our non-PEO named executive officers in 2023. The CAP or our current CEO, and immediately preceding former PEO, both of whom did not serve in 2022, bear no relation to net income (loss) as they received limited fixed salaries due to the transitional state of our business.

AUDIT COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with Marcum LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP the firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Audit Committee
Hyuk Joon (Raymond) Ko (Chairman)
Minhee Eom
Dongho Lee

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of materials, please notify your broker or the Company. Direct your written request to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. Stockholders who currently receive multiple sets of the materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, certain stockholder proposals may be eligible for inclusion in our 2025 proxy statement. Any such proposal must be submitted in writing by February 10, 2025, (120 calendar days before date of this Proxy Statement) to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. If we change the date of our 2025 Annual Meeting of Stockholders by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in the proxy statement for our 2025 Annual Meeting of Stockholders or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, no earlier than February 28, 2025 (120 days prior to the first anniversary of our 2024 Annual Meeting) and no later than the close of business on March 30, 2025 (90 days prior to the first anniversary of our 2024 Annual Meeting of Stockholders), which notice must contain the information specified in our bylaws. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2024 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2025 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2025 Annual Meeting of Stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025 (or, if the date of the annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made). Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Paul Kang
Paul Kang
Chief Executive Officer and President
                                    June 11, 2024
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on June 6, 2024, is available without charge upon request to: Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, or by phone, at (847) 673-1700.

EXICURE, INC.
2430 N. HALSTED STREET
CHICAGO, IL 60614

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 27, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XCUR2024**

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 27, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53166-P13434 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EXICURE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class III Nominees:

01) Paul Kang
02) Hyuk Joon (Raymond) Ko

Class I Nominees:

03) Jiyoung Hwang
04) Dongho Lee

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To recommend, on an advisory basis, the frequency of future votes regarding executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held in virtual format only.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Our Annual Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to: www.virtualshareholdermeeting.com/XCUR2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V53167-P13434

EXICURE, INC.
Virtual Annual Meeting of Stockholders June 28, 2024 9:00 AM CT
This proxy is solicited by the Board of Directors

The undersigned appoint(s) Paul Kang, Jiyoung Hwang and Joshua Miller, or either of them, as proxies, each with the power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of EXICURE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of EXICURE, INC. to be held virtually via live audio-only webcast at 9:00 AM, Central Time, on June 28, 2024 at www.virtualshareholdermeeting.com/XCUR2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side